                                                                     Exhibit (c)

                         INCORPORATED UNDER THE LAWS OF
                                    MARYLAND

      Number                                                          Shares
       001                                                              100

                         OHIO NATIONAL EQUITY FUND, INC.

                               Money Market Shares

     This Certifies that ____________- is the record holder of _________________
- Shares of Capital Stock of ______________________-transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed or assigned.

     In witness hereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereto affixed this ___ day of _____ A.D., 19__

     Secretary                                                 President

                          Certificate of Capital Stock

                                    Issued To

                           ---------------------------

                                      Dated

                           ---------------------------

     For value received _________, hereby sell, assign and transfer unto _________________________________ Shares of the Capital Stock represented by the within Certificate and do hereby irrevocability constitute and appoint ____________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

     Dated____________________19_____, in the presence of
______________________________

                         INCORPORATED UNDER THE LAWS OF
                                    MARYLAND

    Number                                                            Shares
     001                                                                100

                         OHIO NATIONAL EQUITY FUND, INC.

                                  Income Shares

     This Certifies that ____________- is the record holder of ________________- Shares of Capital Stock of ___________________________-transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed or assigned.

     In witness hereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereto affixed this ___ day of _____ A.D., 19__

     Secretary                                                  President

                          Certificate of Capital Stock

                                    Issued To

                           ---------------------------

                                      Dated

                           ---------------------------

     For value received _________, hereby sell, assign and transfer unto _________________________________ Shares of the Capital Stock represented by the within Certificate and do hereby irrevocability constitute and appoint ____________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

     Dated____________________19_____, in the presence of
______________________________

                         INCORPORATED UNDER THE LAWS OF
                                    MARYLAND

     Number                                                           Shares
      001                                                               100

                         OHIO NATIONAL EQUITY FUND, INC.

                            Income and Growth Shares

     This Certifies that ____________- is the record holder of ________________- Shares of Capital Stock of ___________________________-transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed or assigned.

     In witness hereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereto affixed this ___ day of _____ A.D., 19__

     Secretary                                                  President


                          Certificate of Capital Stock

                                    Issued To

                           ---------------------------

                                      Dated

                           ---------------------------

     For value received _________, hereby sell, assign and transfer unto _________________________________ Shares of the Capital Stock represented by the within Certificate and do hereby irrevocability constitute and appoint ____________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

     Dated____________________19_____, in the presence of
______________________________

                         INCORPORATED UNDER THE LAWS OF
                                    MARYLAND

     Number                                                     Shares
       001                                                        100

                         OHIO NATIONAL EQUITY FUND, INC.

                                  Growth Shares

     This Certifies that ____________- is the record holder of ________________- Shares of Capital Stock of ___________________________-transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed or assigned.

     In witness hereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereto affixed this ___ day of _____ A.D., 19__

     Secretary                                                  President


                          Certificate of Capital Stock

                                    Issued To

                           ---------------------------

                                      Dated

                           ---------------------------

     For value received _________, hereby sell, assign and transfer unto _________________________________ Shares of the Capital Stock represented by the within Certificate and do hereby irrevocability constitute and appoint ____________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

     Dated____________________19_____, in the presence of
______________________________

                         INCORPORATED UNDER THE LAWS OF
                                    MARYLAND

     Number                                                     Shares
       001                                                        100

                         OHIO NATIONAL EQUITY FUND, INC.

                              International Shares

     This Certifies that ____________- is the record holder of ________________- Shares of Capital Stock of ___________________________-transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed or assigned.

     In witness hereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereto affixed this ___ day of _____ A.D., 19__

     Secretary                                                  President


                          Certificate of Capital Stock

                                    Issued To

                           ---------------------------

                                      Dated

                           ---------------------------

     For value received _________, hereby sell, assign and transfer unto _________________________________ Shares of the Capital Stock represented by the within Certificate and do hereby irrevocability constitute and appoint ____________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

     Dated____________________19_____, in the presence of
______________________________

                         INCORPORATED UNDER THE LAWS OF
                                    MARYLAND

     Number                                                     Shares
       001                                                        100

                         OHIO NATIONAL EQUITY FUND, INC.

                                Small Cap Shares

     This Certifies that ____________- is the record holder of ________________- Shares of Capital Stock of ___________________________-transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed or assigned.

     In witness hereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereto affixed this ___ day of _____ A.D., 19__

     Secretary                                                  President


                          Certificate of Capital Stock

                                    Issued To

                           ---------------------------

                                      Dated

                          ---------------------------

     For value received _________, hereby sell, assign and transfer unto _________________________________ Shares of the Capital Stock represented by the within Certificate and do hereby irrevocability constitute and appoint ____________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

     Dated____________________19_____, in the presence of
______________________________

                         INCORPORATED UNDER THE LAWS OF
                                    MARYLAND

     Number                                                     Shares
       001                                                        100

                         OHIO NATIONAL EQUITY FUND, INC.

                               Core Growth Shares

     This Certifies that ____________- is the record holder of ________________- Shares of Capital Stock of ___________________________-transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed or assigned.

     In witness hereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereto affixed this ___ day of _____ A.D., 19__

     Secretary                                                      President


                          Certificate of Capital Stock

                                    Issued To

                           ---------------------------

                                      Dated

                           ---------------------------

     For value received _________, hereby sell, assign and transfer unto _________________________________ Shares of the Capital Stock represented by the within Certificate and do hereby irrevocability constitute and appoint ____________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

     Dated____________________19_____, in the presence of
______________________________

                         INCORPORATED UNDER THE LAWS OF
                                    MARYLAND

     Number                                                     Shares
       001                                                        100

                         OHIO NATIONAL EQUITY FUND, INC.

                              S&P 500 Index Shares

     This Certifies that ____________- is the record holder of ________________- Shares of Capital Stock of ___________________________-transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed or assigned.

     In witness hereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereto affixed this ___ day of _____ A.D., 19__

     Secretary                                                  President


                          Certificate of Capital Stock

                                    Issued To

                           ---------------------------

                                      Dated

                           ---------------------------

     For value received _________, hereby sell, assign and transfer unto _________________________________ Shares of the Capital Stock represented by the within Certificate and do hereby irrevocability constitute and appoint ____________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

     Dated____________________19_____, in the presence of
______________________________